Exhibit 99.1

                         Form 3 Joint Filer Information


 Name:                                Insight Equity Holdings I LLC
 Address:                             c/o Insight Equity Management Company LLC
                                      1400 Civic Place, Suite 250
                                      Southlake, TX 76092
 Designated Filer:                    Insight Equity Holdings LLC
 Issuer & Ticker Symbol:              Ready Mix, Inc. (RMX)
 Date of Event Requiring Signature:   02/02/2009

 Name:                                Insight Equity GP I LP
 Address:                             c/o Insight Equity Management Company LLC
                                      1400 Civic Place, Suite 250
                                      Southlake, TX 76092
 Designated Filer:                    Insight Equity Holdings LLC
 Issuer & Ticker Symbol:              Ready Mix, Inc. (RMX)
 Date of Event Requiring Signature:   02/02/2009

 Name:                                Insight Equity I LP
 Address:                             c/o Insight Equity Management Company LLC
                                      1400 Civic Place, Suite 250
                                      Southlake, TX 76092
 Designated Filer:                    Insight Equity Holdings LLC
 Issuer & Ticker Symbol:              Ready Mix, Inc. (RMX)
 Date of Event Requiring Signature:   02/02/2009

 Name:                                Meadow Valley Resources LLC
 Address:                             c/o Insight Equity Management Company LLC
                                      1400 Civic Place, Suite 250
                                      Southlake, TX 76092
 Designated Filer:                    Insight Equity Holdings LLC
 Issuer & Ticker Symbol:              Ready Mix, Inc. (RMX)
 Date of Event Requiring Signature:   02/02/2009

 Name:                                Meadow Valley Holdings LLC
 Address:                             c/o Insight Equity Management Company LLC
                                      1400 Civic Place, Suite 250
                                      Southlake, TX 76092
 Designated Filer:                    Insight Equity Holdings LLC
 Issuer & Ticker Symbol:              Ready Mix, Inc. (RMX)
 Date of Event Requiring Signature:   02/02/2009

 Name:                                Meadow Valley Solutions LLC
 Address:                             c/o Insight Equity Management Company LLC
                                      1400 Civic Place, Suite 250
                                      Southlake, TX 76092
 Designated Filer:                    Insight Equity Holdings LLC
 Issuer & Ticker Symbol:              Ready Mix, Inc. (RMX)
 Date of Event Requiring Signature:   02/02/2009


 Name:                                Meadow Valley Parent Corp.
 Address:                             c/o Insight Equity Management Company LLC
                                      1400 Civic Place, Suite 250
                                      Southlake, TX 76092
 Designated Filer:                    Insight Equity Holdings LLC
 Issuer & Ticker Symbol:              Ready Mix, Inc. (RMX)
 Date of Event Requiring Signature:   02/02/2009